Trans Financial, Inc.


                           ANNUAL REPORT ON FORM 10-K
                      For the Year Ended December 31, 1995


                                   Exhibit 99

                       Annual Report on Form 11-K for the
                 Trans Financial, Inc., Savings Investment Plan

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 11-K


 Annual Report Pursuant to Section 15(d) of The Securities Exchange Act of 1934




For the fiscal year ended December 31, 1995       Commission File Number 0-13030
                          -----------------                              -------




                 TRANS FINANCIAL, INC., SAVINGS INVESTMENT PLAN
                              (Exact name of plan)





                              Trans Financial, Inc.
                      (Exact name of issuer of securities)

                              500 East Main Street
                             Bowling Green, KY 42101

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Trans Financial, Inc., Savings Investment Plan
                                                  (Name of Plan)



                                       By:/s/Roger E.Lundin
                                             Roger E. Lundin
                                             Senior Vice President
                                             and Plan Administrator

                                             Date: July 15, 1996

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                       Financial Statements and Schedules

                           December 31, 1995 and 1994

                    With Independent Auditors' Report Thereon

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                          Index to Financial Statements
                                  and Schedules


                                                                         Page(s)
Independent Auditors' Report                                                11

Statements of Net Assets Available for Benefits With Fund Information
    as of December 31, 1995 and 1994                                     13-16

Statements of Changes in Net Assets Available for Benefits With Fund
    Information for the years ended December 31, 1995 and 1994           17-20

Notes to Financial Statements                                            21-27



                                                                     Schedule(s)

Item 27a - Schedule of Assets Held for Investment Purposes -
           December 31, 1995                                               A

Item 27d - Schedule of Reportable Transactions - Year ended
           December 31, 1995                                               D



Other schedules as required by Items 27(b),(c),(e) and (f) of Form 5500 have been omitted because they are not applicable.

                          Independent Auditors' Report


The Plan Committee
Trans Financial, Inc.,
    Savings Investment Plan:

We have audited the accompanying statements of net assets available for benefits of the Trans Financial, Inc. Savings Investment Plan (formerly Trans Financial Bancorp Savings Investment Plan) (Plan) as of December 31, 1995 and 1994, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1995 and 1994, and the changes in net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of Assets Held for Investment Purposes and Reportable Transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statement of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG PEAT MARWICK LLP
KPMG PEAT MARWICK LLP


Louisville, Kentucky
July 8, 1996

                        (This page intended to be blank)

                              TRANS FINANCIAL, INC

                             SAVINGS INVESTMENT PLAN

      Statement of Net Assets Available for Benefits With Fund Information

                                December 31, 1995





                                                   Fund Information

                                                    Active Funds
                                   Employer           Income
           Assets                   Stock    Income   Growth     Balanced
           ------                  -------   ------   ------    ---------

Investments, at fair value:
     Trans Financial, Inc. ...
         Common Stock .........  $6,465,102       --         --         --
     Mutual funds ............        --       47,385    219,867  1,268,127
     Cash equivalents ........       3,540      1,040     45,026     48,596
                                ----------  ---------  ---------  ---------
                                 6,468,642     48,425    264,893  1,316,723

Accrued investment income ....         132        249      2,596     14,919
Contribution receivable from
   employees .................      26,544        434      1,947     17,610
Contribution receivable from
   employer ..................      22,971        --         --         --
Interfund receivable (payable)        --          --         --         --
Other assets .................       2,834        --         --         --
                                ----------  ---------  ---------  ---------

Net assets available for
   benefits ..................  $6,521,123     49,108    269,436  1,349,252
                                ==========  =========  =========  =========

                                             Fund information
                                            Active Funds         Inactive Funds
                                           Aggressive               Growth
                                    Growth    Growth     Clearing   Income
                                    ------    ------    ---------   ------
Investments, at fair value:
     Trans Financial, Inc. ...
        Common Stock .........          --         --         --         --
     Mutual funds ............     785,552    645,391         --    357,990
     Cash equivalents ........     133,540    116,440     52,017         --
                                ----------  ---------   --------  ---------
                                   919,092    761,831     52,017    357,990

Accrued investment income ....      12,383      9,785        234         --
Contribution receivable from
   employees .................      17,823     18,961         --         --
Contribution receivable from
   employer ..................          --         --         --         --
Interfund receivable (payable)      39,913         --   (39,913)         --
Other assets .................          --         --         --         --
                                ----------  ---------  ---------    --------

Net assets available for
   benefits ..................     989,211    790,577     12,338    357,990
                                ==========  =========  =========    =======

                                                  Fund Information
                                                  Inactive Funds

                                                          Money
                                                 Fixed    Market  Bond    Growth
                                                ------   ------ ------    ------
Investments, at fair value:
Trans Financial, Inc. ...
Common Stock ..............................       --      --      --       --
Mutual funds ..............................  1,462,687  24,218  67,786   20,402

                                             1,462,687  24,218  67,786   20,402

Accrued investment income .................       --      --      --       --
Contribution receivable
from employees ............................       --      --      --       --
Contribution receivable
from employer .............................       --      --      --       --
Interfund
receivable (payable) ......................       --      --      --       --
Other assets ..............................       --      --      --       --
Net assets available for
   benefits ...............................  1,462,687  24,218  67,786   20,402
                                             =========  ======  ======  =======

                                                   Fund Information
                                                  Inactive Funds
                                                Managed      Total
                                                ------      ------
Investments, at fair value:
Trans Financial, Inc. ...
Common Stock ..............................         --   6,465,102
Mutual funds ..............................    196,806   5,096,211
Cash equivalents ..........................         --     400,199
                                              ---------- ----------
                                               196,806  11,961,512

Accrued investment income .................         --      40,298
Contribution receivable
from employees ............................         --      83,319
Contribution receivable
from employer .............................         --      22,971
Interfund
receivable (payable) ......................         --          0
Other assets ..............................         --      2,834

Net assets available for
   benefits ...............................    196,806 12,110,934
                                            ========== ==========

                              TRANS FINANCIAL, INC
                             SAVINGS INVESTMENT PLAN

      Statement of Net Assets Available for Benefits With Fund Information

                                December 31, 1994



                                             Fund Information
                                               Active Funds
                                  Employer             Income
           Assets                   Stock     Income   Growth  Balanced
           ------                   -----     ------   ------  --------

Investments, at fair value:
     Trans Financial, Inc. ....
        Common Stock ..........  $3,762,408    --       --       --
     Mutual funds .............        --    39,015  176,633  897,693
     Cash equivalents .........     238,594   4,337    3,874   66,297
                                 ----------  ------  -------  -------
              Total investments   4,001,002  43,352  180,507  963,990

Accrued investment income .....         938     244      676    3,640
Contribution receivable from
   employees ..................      19,389     262      944    7,190
   employer ...................      33,412    --       --       --
Other assets ..................       3,646    --       --       --
                                 ----------  ------  -------  -------

Net assets available for
   benefits ...................  $4,058,387  43,858  182,127  974,820
                                 ==========  ======  =======  =======

                                     Fund Information
                                      Active Funds
                                          Aggressive
           Assets                 Growth    Growth
           ------                --------    ------

Investments, at fair value:
     Trans Financial, Inc. ....
        Common Stock ..........  $   --       --
     Mutual funds .............   542,481  364,178
     Cash equivalents .........    63,797   42,717
                                 --------  -------
              Total investments   606,278  406,895

Accrued investment income .....     1,493      801
Contribution receivable from
   employees ..................     8,072    6,464
Contribution receivable from
   employer ...................      --       --
Other assets ..................      --       --
                                 --------  -------

Net assets available for
   benefits ...................  $615,843  414,160
                                 ========  =======





                                           Fund Information
                                            Inactive Funds

                                            Growth            Money
                                 Clearing   Income   Fixed    Market   Bond


Investments at fair value:
Trans Financial, Inc.
Common stock ................     --         --         --      --      --
Mutual Funds ................     --      283,056  1,452,182  19,898  55,264
Cash equivalents ............   25,156       --         --      --      --
                               -------  ---------  ---------  ------  ------
                                25,156    283,056  1,452,182  19,898  55,264


Accrued investment income ...      160        --         --      --      --
Contribution receivable from
employee ....................      --         --         --      --      --
Contributions receivable from
employer ....................      --         --         --      --      --
Other assets ................      --         --         --      --      --
                               -------  ---------  ---------  ------  ------

Net assets available for
benefits ....................   25,316    283,056  1,452,182  19,898  55,264
                               =======  =========  =========  ======  ======

                                        Fund Information
                                            Inactive Funds


                                  Growth    Managed    Total



Investments at fair value:
Trans Financial, Inc.
Common stock ................       --         --    3,762,408
Mutual Funds ................       --      152,392  3,982,792
Cash equivalents ............       --         --      444,772
                                 -------  ---------  ---------
                                    --      152,392  8,189,972



Accrued investment income ...       --         --        7,952
Contribution receivable from
employee ....................       --         --       42,321
Contributions receivable from
employer ....................       --         --       33,412
Other assets ................       --         --        3,646
                                 -------  ---------  ---------

Net assets available for
benefits ....................       --      152,392  8,277,303
                                =======   =========  =========



                              TRANS FINANCIAL, INC
                             SAVINGS INVESTMENT PLAN

 Statement of Changes in Net Assets Available for Benefits With Fund Information

                          Year ended December 31, 1995

                                                          Fund Information
                                                             Active Funds
                                               Employer                Income                      Aggressive
           Assets                                Stock      Income     Growth   Balanced  Growth    Growth
           ------                                -----      ------     ------   --------  ------    ------
Additions:
     Dividends of Trans
        Financial, Inc. ..........
        Common Stock ...................... $   195,388      --          --         --       --        --
     Interest and other
        dividends .........................       6,432     3,067      12,162     72,590   41,156    32,285
     Net realized and
        unrealized appreciation
        (depreciation) in fair
        value .............................   1,430,066     2,504      23,872    145,257  110,863    90,826
     Contributions from
        employer ..........................     666,730      --          --         --       --        --
     Contributions from
        employees .........................     703,028     6,604      32,634    247,218  281,636    297,542
                                              ----------  ---------  --------   -------- --------- ----------
                                              3,001,644     12,175     68,668    465,065  433,655    420,653

Deductions:
     Benefits paid to participants ........     501,488       825       5,391    100,394   72,091    43,140
                                             ----------  ---------    --------  --------  -------- ----------

Net increase (decrease) prior to
   interfund transfers ....................   2,500,156    11,350      63,277    364,671  361,564   377,513
Interfund transfers .......................     (37,420)   (6,100)     24,032      9,761   11,804    (1,096)
                                             ----------  ---------    --------  --------  --------- ---------

Net increase (decrease) ...................   2,462,736     5,250      87,309    374,432  373,368   376,417
Net assets available for benefits
   at beginning of year ...................   4,058,387    43,858     182,127    974,820  615,843   414,160
                                             ----------  ---------    -------   -------- --------- ----------

Net assets available for benefits

   at end of year ......................... $ 6,521,123    49,108     269,436  1,349,252  989,211   790,577
                                             ==========  =========    ======== ========= ========= ==========

                                                       Fund information
                                                       Inactive Funds
                                                           Growth                 Money
                                              Clearing     Income       Fixed     Market     Bond    Growth    Managed      Total



Additions:
  Dividends of Trans
  Financial, Inc. .........................
  Common stock ............................        --        --          --         --       --        --         --      195,388
  Interest and other
  dividends ...............................       2,550      --          --         --       --        --         --      170,242
  Net realized and
  unrealizeed appreciation
  (depreciation)in fair
  value ...................................        --      83,393      84,218        872    9,074      (532)    38,449  2,018,862
  Contributions from
  employer ................................        --        --          --         --       --        --         --      666,730
  Contributions from
  employees ...............................        --        --          --         --       --        --         --    1,568,662
                                            -----------  --------  ----------  --------- --------  --------  --------- ----------
                                                  2,550    83,393      84,218        872    9,074      (532)    38,449  4,619,884

Deductions:
   Benefits paid
   to participants ........................      14,547     2,333      42,383       --       --        --        3,661    786,253
                                            -----------  --------  ----------  --------- --------  --------  --------- ----------

Net increase(decrease) prior to
   interfund transfers ....................     (11,997)   81,060      41,835        872    9,074      (532)    34,788  3,833,631
   Interfund transfers ....................        (981)   (6,126)    (31,330)     3,448    3,448    20,934      9,626       --
                                            -----------  --------  ----------  --------- --------  --------  --------- ----------

Net increase(decrease) ....................     (12,978)   74,934      10,505      4,320   12,522    20,402     44,414  3,833,631
Net assets available for benefits
   at beginning of year ...................      25,316   283,056   1,452,182     19,898   55,264      --      152,392  8,277,303
                                            -----------  --------  ----------  --------- --------  --------  --------- ----------

Net assets available for benefits
   at end of year .........................      12,338   357,990   1,462,687     24,218   67,786    20,402    196,806 12,110,934
                                            ===========  ========  ==========  ========= ========  ========  ========= ==========


                              TRANS FINANCIAL, INC
                             SAVINGS INVESTMENT PLAN

 Statement of Changes in Net Assets Available for Benefits With Fund Information

                          Year ended December 31, 1994

                                                          Fund Information
                                                              Active Funds

                                                                      Guaranteed
                                         Employer     Growth          Investment
           Assets                          Stock      Equity    Bond    Contract
           ------                          -----      ------    ----    --------

Additions:
     Dividends of Trans Financial,
        Inc. Common Stock .......... $   157,770      --        --        --
     Interest and other dividends ..       6,631      --        --        --
     Net realized and unrealized
        appreciation (depreciation)
        in fair value ..............    (989,306)     --        --        --
     Contributions from employer ...     482,772      --        --        --

     Contributions from employees ..     281,844      --        --        --
                                     -----------  --------  --------  --------
                                         (60,289)     --        --        --

Deductions:
     Benefits paid to participants .     517,075    18,158    14,843    26,602
                                     -----------  --------  --------  --------


Net increase (decrease) prior to
     KCB and Interfund transfers ...    (577,364)  (18,158)  (14,843)  (26,602)


Transfer from KCB ..................      47,712      --        --        --
Transfer from Pikeville ............        --        --        --        --
Interfund transfers ................     319,736  (826,929) (319,816) (408,183)
                                     -----------  --------  --------  --------

     Net increase (decrease) .......    (209,916) (845,087) (334,659) (434,785)

Net assets available for benefits at
     beginning of year .............   4,268,303   845,087   334,659   434,785
                                     -----------  --------  --------  --------

Net assets available for benefits
     at end of year ................ $ 4,058,387      --        --        --
                                     ===========  ========  ========  ========

                                                      Fund Information
                                                        Active Funds


                                                       Income
           Assets                            Income    Growth    Balanced
           ------                            ------    ------    --------

Additions:
     Dividends of Trans Financial,
        Inc. Common Stock .......... $          --           --        --
     Interest and other dividends ..           2,096      8,896    35,349
     Net realized and unrealized
        appreciation (depreciation)
        in fair value ..............         (2,600)   (10,799)  (33,877)
     Contributions from employer ...           --            --

     Contributions from employees ..           6,978     23,572   164,025
                                             -------   --------  --------
                                               6,474     21,669   165,497

Deductions:
     Benefits paid to participants .           2,043     24,166    11,865
                                             -------    --------  --------


Net increase (decrease) prior to
     KCB and Interfund transfers ...           4,431     (2,497)   153,632


Transfer from KCB ..................           7,390      60,452   400,281
Transfer from Pikeville ............              --         --        --
Interfund transfers ................          32,037     124,172   420,907
                                             -------    --------  --------

     Net increase (decrease) .......          43,858     182,127   974,820

Net assets available for benefits at
     beginning of year .............             --        --        --
                                               -------  --------  --------

Net assets available for benefits
     at end of year ................           43,858   182,127   974,820
                                              =======  ========  ========


                                                  Fund Information
                                                  Inactive Funds

                                       Agressive                       Growth
                                        Growth   Growth    Clearing    Income


Additions:
 Dividends of Trans Financial
 Common stock ......................     --        --        --        --
 Interest and other dividends ......   19,915     8,445     1,997      --
 Net realized and unrealized
 appreciation(depreciation)
 in fair value .....................  (20,330)   (8,006)     --      (7,667)
 Contributions from employer .......     --        --        --       9,484
 Contributions from employees ......  176,992   144,505      --         475
                                     --------  --------  --------  --------
                                      176,577   144,944     1,997     2,292

Deductions:
 Benefits paid to participants .....  121,794     7,273   223,004    43,960
                                     --------  --------  --------  --------

Net increase (decrease) prior to
  KCB and interfund transfers ......   54,783   137,671  (221,007)  (41,668)

 Transfer from KCB .................  124,221    55,252   246,323      --
 Transfer from Pikeville ...........     --        --        --     301,473
 Interfund transfers ...............  436,839   221,237      --      23,251
                                     --------  --------  --------  --------

Net increase(decrease) .............  615,843   414,160    25,316   283,056

Net assets available for benefits at
 beginning of year .................     --        --        --        --
                                     --------  --------  --------  --------

Net assets available for benefits at
 end of year .......................  615,843   414,160    25,316   283,056
                                     ========  ========  ========  ========

                                               Fund Information
                                                  Inactive Funds

                                                  Money
                                        Fixed    Market     Bond   Growth


Additions:
 Dividends of Trans Financial
 Common stock ......................       --       --       --     --
 Interest and other dividends ......       --       --       --     --
 Net realized and unrealized
 appreciation(depreciation)
 in fair value .....................     77,903      755   (3,602)  --
 Contributions from employer .......     27,526    2,560    1,749   --
 Contributions from employees ......      1,812    1,470       73   --
                                     ----------  -------  -------  -----
                                        107,241    4,785   (1,780)  --

Deductions:
 Benefits paid to participants .....     54,686    2,106    7,841   --
                                     ----------  -------  -------  -----

Net increase (decrease) prior to
  KCB and interfund transfers ......     52,555    2,679   (9,621)  --

 Transfer from KCB .................       --       --       --     --
 Transfer from Pikeville ...........  1,414,749   17,219   73,014   --
 Interfund transfers ...............    (15,122)    --     (8,129)  --
                                     ----------  -------  -------  -----

Net increase(decrease) .............  1,452,182   19,898   55,264   --

Net assets available for benefits at
 beginning of year .................       --       --       --     --
                                     ----------  -------  -------  -----

Net assets available for benefits at
 end of year .......................  1,452,182   19,898   55,264   --
                                     ==========  =======  =======  =====

                                            Fund Information
                                              Inactive Funds


                                               Managed    Total

Additions:
 Dividends of Trans Financial
 Common stock ......................            --       157,770
 Interest and other dividends ......            --        83,329
 Net realized and unrealized
 appreciation(depreciation)
 in fair value .....................         (3,194) (1,000,723)
 Contributions from employer .......           5,446     529,537
 Contributions from employees ......             285     802,031
                                             --------   ---------
                                               2,537     571,944

Deductions:
 Benefits paid to participants .....            --     1,075,416
                                            --------  ----------

Net increase (decrease) prior to
  KCB and interfund transfers ......           2,537   (503,472)

 Transfer from KCB .................             --      941,631
 Transfer from Pikeville ...........         149,855   1,956,310
 Interfund transfers ...............          --          --
                                            --------  ----------

Net increase(decrease) .............          152,392  2,394,469

Net assets available for benefits at
 beginning of year .................            --     5,882,834
                                             --------  ----------

Net assets available for benefits at
 end of year .......................          152,392  8,277,303
                                             ========  =========

                              TRANS FINANCIAL, INC
                             SAVINGS INVESTMENT PLAN

                        Notes to the Financial Statements

                     Years Ended December 31, 1995 and 1994



1.   Description of the Plan

       a. General

          The Trans  Financial,   Inc.  Savings  Investment  Plan  (Plan)  is  a
              contributory defined contribution plan which covers substantially all employees of Trans Financial, Inc. (the Company) and its subsidiaries whose compensation is not determined by collective bargaining. The Plan was formerly known as the Trans Financial Bancorp Savings Plan. The name change reflects the name change of the Plan's sponsor.

          The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

          The Company  has  the  right  under  the  Plan  to   discontinue   all
              contributions at any time and terminate the Plan. In the event that the Plan is terminated, the net assets of the Plan will be distributed to participants in the amounts of the participants' account balances valued as of the termination date.

       b. Contributions

          The Plan is funded through employee contributions. Participants may elect to contribute from 1% to 10% of their compensation up to a maximum, as prescribed by the Internal Revenue Code, for any calendar year. Participants may elect to invest in any of six available options ("Active Funds") in increments of 25%. Contributions made by participants are intended to qualify as cash or deferred arrangements under Section 401(k) of the Internal Revenue Code.

          The Company matches employee  contributions up to 4% of the employee's
              salary.   Employer  contributions  are  invested,  to  the  extent
              possible, in the Stock Fund.

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                        Notes to the Financial Statements



1.   Description of the Plan - Continued

       c. Participant Accounts

          Each participant's account is credited with employee contributions and employer contributions and an allocation of plan earnings and forfeitures of terminated participants' nonvested accounts. The benefit to which a participant is entitled is the benefit that can be provided from the participant's account.

       d. Vesting and Benefit Payments

          All participants are fully vested in employee contributions and related earnings. Employees have a vested interest in the employer matching contribution and related earnings in accordance with the following schedule:

                           Years                                     Vested
                          of service                                percentage
                          ----------                                ----------
                         Less than 2                                    0%
                         2 but less than 3                             20%
                         3 but less than 4                             40%
                         4 but less than 5                             60%
                         5 but less than 6                             80%
                         6 or more                                    100%

          Upon termination of service, a participant may elect to receive the value of his or her account in a lump-sum distribution or periodic payments over a period not to exceed the life expectancy of the participant or his or her beneficiary.

          The foregoing   description   of  the  Plan   provides   only  general
              information. Participants should refer to the Plan agreement for a more complete description of the Plan's provisions. Copies are available from the Company.

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                        Notes to the Financial Statements

1.   Description of the Plan - Continued

       d. Vesting and Benefit Payments - Continued

          On January 1, 1994,  the  Citizens  Bank of Pikeville  401(k)  Profit
              Sharing Plan and Trust (Pikeville Plan) was merged into this Plan. The amount of assets transferred to this Plan amounted to $1,956,310. These assets are maintained separately from other existing plan assets and are administered by a third party insurance company. Participants may make election changes among these funds ("Inactive Funds"), but are not allowed to make contributions nor to allocate assets to any Active Funds. The previously issued 1994 financial statements excluded these plan assets and have been restated to include these assets effective January 1, 1994.

          On July 1, 994, the Kentucky Community Bancorp, Inc.401(k)Plan was merged into this Plan. The amount of assets transferred to this Plan amounted to $941,631.

2.     Summary of Significant Accounting Policies

       The financial statements of the Plan are prepared on the accrual basis.
          In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets at the date of the financial statements, and also the reported amounts of changes in net assets during the reporting periods. Actual results could differ from these estimates.

       a. Investments

          The Plan's investments in the Active Funds are held by a trustee.
               Active and Inactive Funds are stated at fair value as reported by the trustee and third party insurance company, using published quotations and other data. The Plan was amended effective January 1, 1994 to include the following investment options for the Active Funds: an Employer Stock Fund, an Income Fund, an Income Growth Fund, a Balanced Fund, a Growth Fund and an Aggressive Growth Fund. Purchases and sales of securities are recorded on a trade-date basis.

       b. Payment of Benefits

          Benefits are recorded when paid.

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                        Notes to the Financial Statements



3.     Investments

       The fair value of individual investments at December 31, 1995 and 1994 are summarized as follows:

                                                 December 31
                                             --------------------
                                              1995          1994
                                         ----------   -------------
Trans Financial, Inc. Common Stock .....$6,465,102(A)  3,762,408 (A)
Federated Short Intermediate Govt ......       --        152,384
Federated High Yield ...................    264,107      174,325
Federated Intermediate Govt ............       --        183,119
Fidelity Investment Grade Bond .........    284,619      189,062
Fidelity Equity Growth .................    510,875      352,030
Fidelity Growth & Income ...............    293,029      201,001
Fidelity Blue Chip Growth ..............    420,524      351,353
Federated Index Trust Minicap ..........       --        226,803
Federated GNMA .........................    128,673      119,020
Fidelity Overseas ......................    114,781       70,904
U.S. Govt. Sec. Fund 1-3 yrs ...........    226,513         --
U.S. Govt. Sec. Fund 2-5 yrs ...........    271,825         --
Fidelity Cap. Trust Capital Appreciation    451,376         --
Aetna Variable Fund ....................    357,990      283,056
Aetna Fixed Account ....................  1,462,687(A) 1,452,181(A)
Aetna Variable Encore Fund .............     24,218       19,898
Aetna Income Shares Fund ...............     67,786       55,264
Aetna Investments Advisers Fund ........    196,806      152,392
TCI Growth Fund ........................     20,402         --
Cash equivalents .......................    400,199      444,772(A)
                                         -----------  -------------
                                         $11,961,512   8,189,972
                                         ===========  =============

 (A) This investment individually represents 5% or more of net assets at year-end.

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                        Notes to the Financial Statements

4.   Income Tax Status

     The Internal Revenue Service has determined and informed the Company by a letter dated July 11, 1989, that the Plan and related trust are designed in accordance with applicable sections of the Internal Revenue Code
        (IRC). The Plan has been amended since receiving the determination letter. However, the Plan administrator and the Plan's tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.

5.   Reconciliation of Financial Statements to Form 5500

     The Department of Labor requires that amounts allocated to accounts of persons who have elected to withdraw from the plan but have not yet been paid be reported as a liability on Form 5500. Under generally accepted accounting principles, these amounts are not accrued as a liability and are not included in distributions paid.

     The following is a reconciliation of net assets available for benefits per the financial statements to the Form 5500:

                                                             December 31,
                                                         1995           1994
Net assets available for benefits per the financial
   statements .....................................  $ 12,110,934    8,277,303
Net assets from Pikeville Plan previously excluded           --     (1,962,792)
   from financial statements
Amounts allocated to withdrawing participants .....      (425,876)    (144,752)
                                                     ------------   ----------
Net assets available for benefits per the Form 5500  $ 11,685,058    6,169,759
                                                     ============   ==========

     The following is a reconciliation of benefits paid to participants per the financial statements to the Form 5500:

                                                                     Year ended
                                                               December 31, 1995
 Benefits paid to participants per the financial statements    $       786,253
 Add:  Amounts allocated to withdrawing participants
       at December 31, 1995                                            425,876
 Less:  Amounts allocated to withdrawing participants
        at December 31, 1994                                          (144,752)
                                                                    ------------
 Benefits paid to participants per the Form 5500               $     1,067,377
                                                                    ============

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN

                        Notes to the Financial Statements



6.   Related Party Transactions

     Plan investments include shares of the Company's stock. The Company's trust department is the trustee as defined by the Plan and therefore, this transaction qualifies as party-in-interest. Also, administrative services and related expenses were provided at no charge by the Company.

           Item 27a - Schedule of Assets Held for Investment Purposes
                   Employer Identification Number: 61-0156617
                       Plan Year Ending: December 31, 1995
                                Plan Number: 001

                                                                    Schedule A

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN
                                            Number of                Current
                                       shares or units     Cost       value

     Trans Financial, Inc. - Common Stock    361,684  $ 5,152,111   6,465,102
     Federated High Yield ..............      29,345      250,287     264,107
     Fidelity Investment Grade Bond ....      38,566      283,189     284,619
     Fidelity Equity Growth ............      13,480      400,352     510,875
     Fidelity Growth & Income ..........      10,833      242,871     293,029
     Fidelity Blue Chip Growth .........      13,667      363,526     420,524
     Federated GNMA ....................      11,357      127,004     128,673
     Fidelity Overseas .................       3,948      109,701     114,781
     U.S. Govt. Sec. Fund 1-3 yrs ......      21,717      221,898     226,513
     U.S. Govt. Sec. Fund 2-5 yrs ......      25,428      266,345     271,825
     Fidelity Cap. Trust Capital Appreciat    26,900      458,749     451,376
     Aetna Variable Fund ...............      15,518      266,930     357,990
     Aetna Fixed Account ...............        --      1,456,373   1,462,687
     Aetna Variable Encore Fund ........       1,812       24,101      24,218
     Aetna Income Shares Fund ..........       3,870       55,110      67,786
     Aetna Investments Advisers Fund ...      11,306      155,164     196,806
     TCI Growth Fund ...................       1,568       20,933      20,402
     Cash equivalents ..................     400,199      400,199     400,199
                                                      -----------  ----------
                                                      $10,254,843  11,961,512
                                                      ===========  ==========

                 Item 27d - Schedule of Reportable Transactions
                   Employer Identification Number: 61-0156617
                       Plan Year Ending: December 31, 1995
                                Plan Number: 001

                                   Schedule D

                              TRANS FINANCIAL, INC.
                             SAVINGS INVESTMENT PLAN



     Description       Number of      Purchase      Selling      Cost of   Current  Net Gain
      of Asset         Transactions      Price        Price       Assets    Value   or (Loss)
- ---------------------  ------------  ---------    ---------    ---------  ---------  -------
Trans Financial, Inc.
   Common Stock .....        25        1,721,678         --    1,721,678  1,721,678      --

Federated Govt Trust        219        2,702,077         --    2,702,077  2,702,077      --
   Trust Fund .......       104               --   2,773,510   2,773,510  2,773,510      --

Fidelity Cap. Trust
   Capital ..........        10          425,998         --      425,998    425,998      --
   Appreciation .....         2               --      2,150        2,002      2,150     148


There were no single transactions within the plan year in excess of 5% of the fair value of plan assets as of the beginning of the year.
